UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 23, 2003

                                WINDSORTECH, INC.
             (Exact Name of Registrant as Specified in its Charter)



            Delaware                 000-07539                13-2599131

(State or Other Jurisdiction of    (Commission             (IRS Employer
         Incorporation)            File Number)         Identification Number)

                       70 Lake Drive, Hightstown, NJ 08520

                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (609) 426-4666



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Item 5.           Other Events


                  On October 23, 2003 the Registrants received permission from the National Association of Securities Dealers ("NASD") to commence the trading of its shares of common stock, $.01 par value, on the Over the Counter Bulletin Board ("OTCBB") under the trading symbol WSRT.OB.

ITEM 7.           STATEMENTS AND EXHIBITS.

(c)          The following exhibit is being filed or furnished with this report:


Exhibit 99.1 Text of press release issued by WindsorTech, Inc. dated October 23, 2003, titled "Trading Begins For The Common Shares Of WindsorTech, Inc.".



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   WINDSORTECH, INC.


Date: October 31, 2003                    By:      /S/  DAVID A. LOPPERT
                                                   -----------------------------
                                                   David A. Loppert
                                                   Vice President, Secretary





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